UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

EOP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	36-4156801
(State or other jurisdiction 1-13625 of incorporation) (Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code (312) 466-3300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     EOP Operating Limited Partnership (“EOP Partnership”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). During the three months ended March 31, 2005, EOP Partnership sold properties and held properties for sale and in compliance with SFAS 144 has reported revenue, expenses and net gains from the sale of these properties and provisions for loss on assets held for sale as discontinued operations for each period presented (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by SFAS 144 following the sale of a property or a property designated as held for sale is required for previously issued annual financial statements for each of the three years shown in EOP Partnership’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on EOP Partnership’s reported net income available to unitholders or funds from operations.

     This Report on Form 8-K updates Items 6, 7 and 8 of EOP Partnership’s 2004 Form 10-K to reflect the properties sold during the three months ended March 31, 2005 and the properties held for sale as of March 31, 2005 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, EOP Partnership is filing as Exhibit 99.2 cautionary statements identifying certain business risks and other important factors that could cause EOP Partnership’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of EOP Partnership. These statements update prior cautionary statements of EOP Partnership contained in its Form 8-K filed on March 29, 2005.

     This document includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate”, “expect”, “believe”, “intend”, “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. EOP Partnership is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

     A description of important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the risk factors included in Exhibit 99.2. Investors should also refer to our other filings with the Securities and Exchange Commission.

     Our units of limited partnership interest are redeemable on a one-for-one basis for common shares of Equity Office Properties Trust, our general partner (“Equity Office”), or their cash equivalent, at the election of EOP Partnership. We refer to our units of limited partnership interest as our “units” and the investors who own units as our “unitholders”.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP
	By:	Equity Office Properties Trust,
its general partner

Date: May 17, 2005	By:	/s/ Marsha C. Williams
Marsha C. Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
12.1	Statement regarding Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data Management’s Discussion and Analysis of Financial Condition and Results of Operations Financial Statements

99.2	Risk Factors and Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995